EXHIBIT 10.39
                                                                   -------------

                     AUTO & EQUIPMENT LEASING BY FLEX, INC.
                     7229 SOUTH 85TH EAST AVENUE, SUITE 100
                              TULSA, OKLAHOMA 74133

                                 EQUIPMENT LEASE

Auto & Equipment Leasing By Flex, Inc. (hereinafter called "Lessor") for valuable consideration, the receipt of which is hereby acknowledged, hereby leases to Heartsoft Software, Inc., and Benjamin Shell (Individual), 3101 N. Hemlock Circle, Broken Arrow, OK 74012, (hereinafter called "Lessee"), the following described property, in Schedule "A", attached hereto and made part of this agreement (hereinafter called the "Equipment"), upon the following terms and conditions:

         1. Lessee agrees that the equipment shall be delivered to Lessee and shall remain there, and not be removed by Lessee at any time during the term of this lease without the prior written consent of Lessor.

         2. The title to the aforesaid described property in Schedule "A" shall remain in the Lessor, the Lessee having only the right to possession and the use thereof during the term of the lease, except as is otherwise provided herein:

         3. The lease of said property shall be for a term of 36 months on the following basis:

               The sum of $1,490.00 shall be paid upon execution of this lease, as payment of the first month installment. On the 15th day of December, 2000 , and on the 15th day of each and every month during the term of this lease, the sum of $1,490.00 shall be paid. Should Lessee make all the said monthly payments as required on or before the due date, with no default, then at the expiration of said term, the Lessee shall have the option to purchase the equipment for $1,000.00 by notifying the Lessor of the same, not less than thirty (30) days prior to the expiration of the term of this lease.

         4. Lessee promises and agrees to pay all specified lease installments in advance on the date designated for the payment herein without demand. Said lease installments shall be payable at the office of Lessor, or to such other person and/or place as Lessor may from time to time designate in writing.

         5. Early Termination and Default.

                  a. Provided the lease is not in default, and has been in effect a minimum of six months, the lease may be terminated prior to its scheduled termination by giving a 15 day written notice and purchases the equipment at the purchase option. Price set forth above under the terms described below.
                  b. the remaining amount owed is calculated by adding any past due monthly payments and past due interest owed; any official fees and taxes imposed in connection with lease termination and fixed monthly lease charges for the remaining schedule lease term, discounted to rebate any unearned lease charges based on actuarial method which will be figured taking into consideration depreciation charges and total lease charges.

         6. Lessor may inspect the equipment at any time; and Lessee agrees to keep it in first class condition and repair at Lessee's expense and house the same in suitable shelter; and not to sell or otherwise dispose of his interest therein or in any equipment or accessories attached thereto.

         7. Lessee assumes the entire risk of loss or damages to the equipment, whether or not covered by insurance, and no such loss shall relieve the Lessee of its obligations hereunder. Lessee agrees to keep the equipment insured to protect all interests of Lessor, at Lessee's expense against all risks of loss or damage from any cause whatsoever for not less than the unpaid balance of the lease payments due hereunder or the then current value of said equipment, whichever is higher, and in addition shall purchase insurance in an amount reasonable under the circumstances to cover the liability of Lessor for public liability and property damage. Said insurance policies and the proceeds therefrom shall be the sole property of Lessor and Lessor shall be named as an insured in all said policies and as sole loss payee in the policies insuring the equipment. The proceeds of such insurance, whether resulting from loss or damage or return premium or otherwise, shall be hereunder at the option of Lessor.

         8. No title or right in said equipment shall pass to Lessee except the rights herein expressly granted. Plates or other markings will be affixed to or placed on said equipment by Lessor or at Lessor's request, by Lessee at Lessee's expense indicating that Lessor is the owner thereof and Lessee will not remove the same. Said equipment shall always remain and be deemed personal property even though attached to realty. All replacements, accessories or capital improvements made to or placed in or upon said equipment shall become a component part thereof and title thereto shall be immediately vested in Lessor and shall be included under the terms hereof. The Lessee agrees that the Lessor is authorized, at its option, to file financing statement(s) or amendments thereto without the signature of the Lessee with respect to any or all of the leased property, or if a signature is required by law, then the Lessee appoints Lessor as Lessee's attorney-in-fact to execute any such financing statement(s) and further agrees to reimburse the Lessor for the expense of any such filing(s).

         9. LESSOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED ON WHICH LESSEE MAY RELY, WITH RESPECT TO THE MERCHANTABILITY, FITNESS, CONDITION , DURABILITY OR SUITABILITY FOR LESSEE'S PURPOSE OF THE EQUIPMENT IN ANY RESPECT, OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED BY LESSOR. ALL EQUIPMENT SHALL BE ACCEPTED AND LEASED BY LESSEE "WHERE IS, AS IS AND WITH ALL FAULTS" AND LESSOR SHALL NOT BE RESPONSIBLE FOR ANY PATENT OR PATENT DEFECTS THEREIN OR ANY DAMAGES RESULTING THEREFROM. LESSOR WILL, HOWEVER, TAKE ANY STEPS REASONABLY WITHIN ITS POWER TO MAKE AVAILABLE TO LESSEE ANY MANUFACTURER'S OR SIMILAR WARRANTY APPLICABLE TO THE EQUIPMENT. IN ANY EVENT, LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LIABILITY, LOSS OR DAMAGE, INCLUDING CONSEQUENTIAL OR INCIDENTAL DAMAGES, CAUSED OR ALLEGED TO BE CAUSED, DIRECTLY OR INDIRECTLY, BY THE EQUIPMENT, OR ANY INADEQUACY THEREOF, OR DEFICIENCY OR DEFECT THEREIN, OR BY ANY INCIDENT WHATSOEVER IN CONNECTION THEREWITH.

         10. Lessee shall not assign, mortgage or hypothecate this lease or any interest herein or sublet said equipment without the prior written consent of the Lessor. Any assignment, mortgage, hypothecation or sublease by Lessee without such consent shall be void.

         11. Lessee agrees to use, operate and maintain said equipment in accordance with all laws; to pay all licensing or operating fees for said equipment; to keep the same free of levies, liens and encumbrances; to show the equipment as "leased equipment" on Lessee's personal property tax returns; to pay Lessor a sum equal to all personal property taxes assessed against the equipment, which sum Lessor shall remit to the taxing authority, to pay all other taxes, assessments, fees and penalties, which may be levied or assessed on or in respect to said equipment or its use or any interest therein, or lease payments thereon, including but not limited to all federal, state and local taxes, however, designated, levied or assessed upon the Lessee and Lessor or either of them or said equipment, or upon the sale, ownership, use or operation thereof. Lessor may pay such taxes and other amounts and may file such returns on behalf of Lessee if Lessee fails to do so as herein provided. On written request from Lessor, Lessee agrees to reimburse Lessor for reasonable costs incurred in collecting any taxes, assessments or fees for which Lessee is liable hereunder and remitting the same to the appropriate authorities.

         12. In the event the Lessee shall default in the payment of any lease payments, additional lease payments, or any other sums due hereunder for a period of ten (10) days , or in the event of any default of breach of terms and conditions of this lease, or any other lease between the parties hereto, or if any execution or process shall be issued in any action or proceeding against the Lessee, whereby the said equipment may be taken or distrained, or if a proceeding in bankruptcy, receivership or insolvency shall be instituted by or against the Lessee or its property, or if the Lessee shall enter into any agreement or composition with its creditors, breach any of the terms of any loan or credit agreement, or default thereunder or if the condition of the Lessee's affairs shall so change as to , in the Lessor's opinion, impair the Lessor's security or increase the credit risk involved, then and in that event the Lessor shall have the right to (1) retake immediate possession of its equipment without any Court Order or other process of law and for such purpose the Lessor may enter the same therefrom with or without notice of its intention to do same, without being liable to any suit or action or other proceedings by the Lessee. Lessor may, at its option, sell the equipment at public or private sale for cash or on credit and may become the purchaser at such sale. The Lessee shall be liable for arrears or lease payments hereunder and under any other lease between the parties, if any; for any other charges due from Lessee hereunder and under any other lease between the parties, for expense of retaking possession, and the removal of the equipment, and court costs, in addition to the balance of the lease payments provided for herein, or in any lease payment hereof, as well as for the balance of lease payments due and to become due under any other lease between the parties, less the net proceeds of the sale of said equipment, after deducting all costs of taking, storage, repair and sale; and/or (2) accelerate the balance of lease payments payable hereunder and under any other lease between the parties, thereby requiring prepayment of this lease and any other lease between the parties with all such lease payments and charges due and payable forthwith upon such notice of acceleration and demand for payment, the Lessee nevertheless remaining and being liable for the return of the equipment and any loss or destruction of, or injury to, the equipment in the same manner as herein provided. The foregoing rights shall be in addition to and in limitation of the rights of a Secured Party, as set forth in the Uniform Commercial Code of the applicable jurisdiction. Should Lessee fail to make such payment after this notice and demand, Lessor shall be entitled to institute appropriate legal proceedings against Lessee with the Lessee being responsible for said lease payments, charges, expenses and attorney fees, if allowed by law. In the event the Lessor shall exercise any of its rights as above set forth, Lessee shall be obligated to pay, as interest, a sum equal to one and one-half (1 1/2%) percent per month, or any part thereof, on the aggregate unpaid lease payments due hereunder or under any other lease in default by reason hereof or otherwise, or until all arrears of lease payments are satisfied, provided said interest payments are allowed by law, and if not allowed by law, the maximum rate of interest permissible in the applicable jurisdiction. The rights granted the Lessor herein shall be cumulative and an action upon one shall not be deemed to constitute an election or waiver of the other right of action to which Lessor may be entitled. All sums as hereinabove stated shall become immediately due and payable to be construed as liquidated damages rather than a penalty provision. Lessee hereby waivers trial by jury.

         14. The omission by the Lessor at any time to enforce any default or right reserved to it, or to require performance of any of the terms, covenants or provisions hereof by the Lessee at any time designated, shall not be a waiver of any such default or right to which the Lessee is entitled, nor shall it in any way affect the right of the Lessor to enforce such provisions thereafter. The Lessor may exercise all remedies simultaneously, pursuant to the terms hereof, and any such action shall not operate to release the Lessee until the full amount of the lease payments due and to become due and all other sums to be paid hereunder have been paid.

         15. If the Lessee does not exercise its option to purchase the equipment as provide in number three above, the Lessee shall return the equipment, freight prepaid to Lessor, at the end of the term hereof, at the place from which the equipment was shipped, in as good condition as exists at the commencement of the term, reasonable wear and tear in respect thereto accepted.

                  WITNESS  our hands and seals this  15th day of  November, 2000


AUTO & EQUIPMENT LEASING by FLEX, Inc.             /s/ Lee Whelpley
                                                   -----------------------------
(Lessor)                                           by


HEARTSOFT SOFTWARE, INC.                           BENJAMIN SHELL  (Individual)

(Lessee)                                           (Lessee)



 /s/ Benjamin Shell                                 /s/ Benjamin Shell
-----------------------                             ----------------------------
by                                                  by

EQUIPMENT SCHEDULE "A"                                  Date: November 15, 2000
----------------------

This Equipment Schedule "A" is to be attached to and become part of that Equipment Lease by and between the undersigned lessee and Auto & Equipment Leasing by Flex, Inc., Tulsa, OK dtd: 11/15/00

--------------------------------------------------------------------------------
Quantity    Model Number                Equipment Description
--------------------------------------------------------------------------------
(2)                            30x60 cubicle w/Binder Bin, Lights & File Drawers
(1)                            48x60 cubicle w/Binder Bin, Lights & File Drawers
                               includes 10'x15' computer lab work area
(1)                            Printer Table
(1)                            30x72 cubicle w/Binder Bin, Lights & File Drawers
(1)                            Privacy Panel for Managre's station
(1)                            30x55 cubicle w/Binder Bin, Lights & File Drawers
(2)                            DK series Pedestal Desk; 24x72 Dark Oak
(2)                            Series 10600 Rt return Desk 24x48 Dark Oak
(1)                            Series 10600 Storage Credenza 36x72 Dark Oak
(2)                            Series 10600 Desk 36x72 Dark Oak
(1)                            American Themes Conference Table
(1)                            American Themes End Table
(2)         M7641ll/A          G4 PowerMac
(1)                            Quark Express
(2)                            Adobe Illustrator 9
(2)         G-P3850            EPIQ PC System
(1)                            128mg memory
(1)          C500              Acer
(2)        5BW250C700          Compaq Presario
(1)         P1565T             HP Brio BA210
(6)          PL7               17" Monitors
(1)                            Windows NT 5 client server
(1)         C6427E             HP Deskjet Printer
(3)                            G4 DIMM 128 Memory
(17)                           G4 DIMM 64 Memory
(1)                            Photoshop 5.5
(1)                            PC-100 128mg DIMM
(2)                            PowerMac G4 400 w/64mg upgrade
(5)           PL7              Monitors
(4)                            USB Floppy Drive External
(2)                            Iomega USB External Drive
(1)                            Adobe Manager Deluxe 4.6
(1)            935C            Deskjet
(1)                            Flat Panel Speakers w/subwoofer
(1)                            250mg SUB Zip Drive
(1)                            30.0gb External Firewire Hard Drive
(17)                           iMac 64mg SO-DIMM SDRAM
(1)                            PC-100 SDRA DIMM 128mg
(1)                            Sony PC
(1)                            Mac G4 Cube

--------------------------------------------------------------------------------

AUTO & EQUIPMENT LEASING by FLEX, INC.
--------------------------------------
(Lessor)

                                                by  /s/ Lee Whelpley
                                                   -----------------------------
HEARTSOFT SOFTWARE,  INC.
-------------------------
(Lessee)
                                                by  /s/ Benjamin Shell
                                                   -----------------------------
BENJAMIN SHELL  (Individual)
----------------------------
(Lessee)
                                                by  /s/ Benjamin Shell
                                                   -----------------------------

                          ADDENDUM TO EQUIPMENT LEASE
                          ---------------------------

This Addendum is a part of that certain Equipment Lease (Equipment Lease) between AUTO & EQUIPMENT LEASING by FLEX, INC. ("Company") and HEARTSOFT SOFTWARE, INC. and BENJAMIN SHELL (Individual), 3101 N. Hemlock Circle, Broken Arrow, OK 74012 ("Lessee"), dated November 15, 2000 re:

That equipment which is listed on the Schedule A dated: November 15, 2000 which correlates directly to the Equipment Lease of the same date.

1. TRANSFERRANCE OF INTEREST. Upon termination of the Equipment Lease (and with all monthly lease payments having been remitted without default), Company may transfer its interest in the leased equipment to Lessee for the agreed upon residual pricing as set forth in the Equipment Lease (para 3). Lessee shall notify Company of its intentions and method(s) of purchasing the leased equipment no less than 30 (thirty) days prior to the termination of the Equipment Lease. The following conditions apply.

     a. Lessee agrees to purchase leased equipment at agreed upon pricing of $1,000.00 (as set forth in the Equipment Lease) upon termination of the Equipment Lease or,

     b. Lessee agrees to compensate Company the difference between the repurchase price stated above (paragraph 1.a) and Fair Market Value at the time of Equipment Lease termination. Fair Market Value shall be determined by the higher value of a minimum of three (3) bids from qualified interested parties or the price at which the leased equipment is sold (if at or above qualified bids).


                        ACCEPTED AND AGREED UPON this 15th day of November, 2000

AUTO & EQUIPMENT LEASING by FLEX, INC.
--------------------------------------
(Company)

                                                by  /s/ Lee Whelpley
                                                   -----------------------------

HEARTSOFT SOFTWARE,  INC.
-------------------------

                                                by  /s/ Benjamin Shell
                                                   -----------------------------
BENJAMIN SHELL  (Individual)
----------------------------

                                                by  /s/ Benjamin Shell
                                                   -----------------------------

                           ADDENDUM TO LEASE CONTRACT

This Addendum is a part of that certain Equipment Lease Contract between AUTO AND EQUIPMENT LEASING by FLEX, INC., 7229 S. 85th East Avenue, Suite 100, Tulsa, OK 74133 ("Lessor") and HEARTSOFT SOFTWARE, INC., and BENJAMIN SHELL (Individual), 3101 N. Hemlock Circle, Broken Arrow, OK 74012 ("Lessee") dated November 15, 2000.

In Accordance With the provisions of the above Equipment Lease

IT IS AGREED that the leased equipment will neither be sold nor sub-let without written notification and permission of Lessor by Lessee.

IT IS AGREED that Lessee shall provide Lessor with a "Statement of Location" on a semi-annual basis regarding the leased equipment listed on the Schedule A. If said equipment is located at the Lessee's place of business, a simple statement to that effect will suffice. Equipment shall not be transported out ot the State of Oklahoma (for purposes of doing business on a regular basis) without a written request from Lessee.

IT IS AGREED that Lessee shall be responsible to provide all necessary maintenance to leased equipment (whether or not under factory or extended warranty maintenance contracts).


                     ACCEPTED AND AGREED UPON   this 15th day of  November, 2000


AUTO & EQUIPMENT LEASING by FLEX, INC.
--------------------------------------
(Lessor)

                                                by  /s/ Lee Whelpley
                                                   -----------------------------

HEARTSOFT SOFTWARE,  INC.
-------------------------
(Lessee)
                                                by  /s/ Benjamin Shell
                                                   -----------------------------
BENJAMIN SHELL  (Individual)
----------------------------
(Lessee)
                                                by  /s/ Benjamin Shell
                                                   -----------------------------

                                  Flex Leasing
                            7229 S. 85th East Avenue
                                   Suite 100
                                Tulsa, OK 74133


Tel: 918-250-3699                                              Fax: 918-250-3099
-----------------                                              -----------------

               Equipment Lease - Basic Understanding & Agreement
               -------------------------------------------------

Auto & Equipment Leasing by Flex, Inc. is pleased to provide Leasing Arrangements according to the following information, guidelines, provisions and/or stipulations:

Client:         Heartsoft Software, Inc.                           Tel: 251-1066

By:             Benjamin Shell

Collateral:     collateral

Term:           36 months                                     Payment: $1,490.00

Provisions and/or Stipulations
------------------------------

Down Payment        Client to provide in amount of $0.00
------------                                       -----


Insurance           Client to provide evidence of insurance specifically
---------           indicating coverage ofcollateral within 14 business days.
                                                            ----------------


Financial Statements                Client to provide as follows:
--------------------                -----------------------------

        Annually                (if amount financed is above $15,000)
        Semi-Annually           (if amount financed is above $30,000)
        Quarterly               (if amount financed is above $50,000)



Other Conditions    Because this is used equipment, client to provide  any and
----------------    all maintenance during the term of the lease.  Flex is not responsible for any mechanical warranties and/or maintenance conditions.

Agreed uopn this date:   November 15, 2000
                         -----------------

                Heartsoft Software by  /s/ Benjamin Shell
                                       ------------------------------
                                       Signature of Lessee

                            BILL OF SALE OF EQUIPMENT



KNOW ALL MEN BY THESE PRESENTS: That in consideration of:


                 Thirty Nine Thousand Five Hundred Eight Dollars
                                  ($39,508.00)


the receipt of which is hereby acknowledged Heartsoft Software,Inc. and Benjamin Shell (Individual), 3101 North Hemlock, Broken Arrow, OK 74012 does grant, sell, transfer and deliver unto Auto and Equipment Leasing by Flex, Inc. heirs, executors, administrators and assigns the following described equipment, viz:

(2) 30x60 cubicle w/Binder Bin, Lights & File Drawers
(1) 48x60 cubicle w/Binder Bin, Lights & File Drawers includes 10'x15' computer lab work area
(1) 30x72 cubicle w/Binder Bin, Lights & File Drawers
(1) 30x55 cubicle w/Binder Bin, Lights & File Drawers
(1) Printer Table
(1) Manager's station privacy panel
(2) DK series Pedestal Desk; 24x72 Dark Oak
(2) Series 10600 Rt return Desk 24x48 Dark Oak
(1) Series 10600 Storage Credenza 36x72 Dark Oak
(2) Series 10600 Desk 36x72 Dark Oak
(1) American Themes Conference Table
(1) American Themes End Table
(2) G4 PowerMac M7641LL/A
(1) Quark Express
(2) Adobe Illustrator 9
(2) EPIQ PC System G-P3850
(1) 128mg memory
(1) Acer C500
(2) Compaq Presario 5BW250 C700
(1) HP Brio BA210 P1565T
(6) PL7 17" Monitors
(1) Windows NT 5 client server
(1) HP Deskjet Printer C6427E
(3) G4 DIMM 128 Memory
(17) G4 DIMM 64 Memory
(1) Photoshop 5.5
(1) PC-100 128mg DIMM
(2) PowerMac G4 400 w/64mg upgrade
(5) PL7 Monitors
(4) USB Floppy Drive External
(2) Iomega USB External Drive
(1) Adobe Manager Deluxe 4.6
(1) Deskjet 935C
(1) Flat Panel Speakers w/subwoofer
(1) 250mg SUB Zip Drive
(1) 30.0gb External Firewire Hard Drive
(17) iMac 64mg SO-DIMM SDRAM
(1) PC-100 SDRA DIMM 128mg(1) Sony PC
(1) Mac G4 Cube

To have and to hold, all and singular, the said equipment forever. And the said guarantor hereby covenants with the said grantee that it is the lawful owner of said equipment; that it is free from all encumbrances, that it has good right to sell the same as aforesaid, and that it will warrant and defend the same against the lawful claims and demands of all persons whomsoever.


         IN TESTIMONY WHEREOF: The said grantor has hereunto set its hand this day 15th day November, A.D. 2000.


Executed by:

Heartsoft Software, Inc.                        /s/ Benjamin Shell
                                                --------------------------------
                                                by